As filed with the Securities and Exchange Commission on October 18, 1995

  File No. 70-8477
  SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

  __________________________________________
  POST-EFFECTIVE AMENDMENT NO. 2
  TO
  FORM U-1 DECLARATION
  UNDER
  THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935
  ____________________________________________

  Cinergy Corp.
  139 East Fourth Street
  Cincinnati, Ohio 45202

  (Name of company filing this statement
  and address of principal executive offices)

  Cinergy Corp.

  (Name of top registered holding company parent)

  William L. Sheafer
  Treasurer
  Cinergy Corp.
  139 East Fourth Street
  Cincinnati, Ohio 45202
  (Name and address of agent of service)

  The Commission is requested to send copies of all notices, orders and communications in connection with this Declaration to:

  Cheryl M. Foley
  Vice President, General Counsel
    and Corporate Secretary
  Cinergy Corp.
  139 East Fourth Street
  Cincinnati, Ohio 45202

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  Item 6.   Exhibits and Financial Statements.

         (a) Exhibits:

               F-1.a Revised preliminary opinion of counsel relating to the Remaining Shares (filed herewith).

  SIGNATURE

       Pursuant to the requirements of the Act, the undersigned company has duly caused this document to be signed on its behalf by the undersigned thereunto duly authorized.

  Dated: October 18, 1995

                                     Cinergy Corp.
                                     By:  /s/ William L. Sheafer
                                     Treasurer